UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 9, 2014

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

Myers Industries, Inc. (the “Company”) will hold a conference call for members of the investment community on July 9, 2014 at 10:00 a.m. Eastern Time to discuss the acquisition of Scepter Corporation and Scepter Manufacturing, LLC, the intended sale of the Company’s Lawn and Garden business, the completed sale of WEK Industries, Inc. (a subsidiary of the Company), and the Company’s segment reporting realignment. A copy of the slide materials which will be discussed during the Company’s conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K. The presentation is also available on the Investor Relations – Financial Presentations portion of the Company’s website at www.myersindustries.com.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the presentation attached to this report as Exhibit 99.1 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

99.1	Scepter Acquisition Conference Call Presentation by the Company dated July 9, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)

DATE: July 9, 2014	By:	/s/ Greggory W. Branning
Greggory W. Branning Senior Vice President, Chief Financial Officer, and Corporate Secretary